ATLANTIC GULF COMMUNITIES CORPORATION

CONTROL NUMBER

                SUBSCRIPTION CERTIFICATE FOR UNITS CONSISTING OF
       SHARES OF SERIES B 20% CUMULATIVE REDEEMABLE CONVERTIBLE PREFERRED
              STOCK AND WARRANTS TO PURCHASE SHARES OF COMMON STOCK
                    SUBSCRIPTION PRICE: U.S. $10.00 PER UNIT
                                CUSIP ___________


            SUBSCRIPTION CERTIFICATE REPRESENTING TRANSFERABLE RIGHTS
                          TO PURCHASE __________ UNITS
                             EACH UNIT CONSISTING OF
       A SHARE OF SERIES B 20% CUMULATIVE REDEEMABLE CONVERTIBLE PREFERRED
                        STOCK, PAR VALUE $.01 PER SHARE,
                            AND WARRANTS TO PURCHASE
                              TWO SHARES OF COMMON
                             STOCK, OF ATLANTIC GULF
                                   COMMUNITIES
                                  CORPORATION.
     VOID IF NOT EXERCISED BEFORE 5:00 P.M. NEW YORK TIME ON AUGUST __, 1997



THE TERMS AND CONDITIONS OF THE RIGHTS
OFFERING ARE SET FORTH IN THE COMPANY'S
PROSPECTUS DATED AUGUST __, 1997
(THE "PROSPECTUS") AND
ARE INCORPORATED HEREIN BY REFERENCE.
COPIES OF THE PROSPECTUS
ARE AVAILABLE UPON REQUEST FROM AMERICAN
STOCK TRANSFER & TRUST COMPANY AS
SUBSCRIPTION AGENT.


REGISTERED OWNER:





The registered owner whose name is inscribed hereon is entitled to subscribe for____________ units ("Units"), each Unit consisting of a share of Series B 20% Cumulative Redeemable Convertible Preferred Stock ("Series B Preferred Stock") and warrants to purchase two shares of Common Stock, of Atlantic Gulf Communities Corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus and instructions relating hereto on the reverse side. The transferable rights represented by this Subscription Certificate may be exercised by duly completing Form 1. Transfer instructions may be specified by Completing Form 2. Special delivery instructions may be specified by completing Form 3.


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THE RIGHTS EVIDENCED BY THIS SUBSCRIPTION CERTIFICATE MAY NOT BE EXERCISED
UNLESS THE REVERSE SIDE HEREOF IS COMPLETED AND SIGNED WITH A SIGNATURE GUARANTEE, IF APPLICABLE. ANY SIGNATURE GUARANTEE MUST BE IN ACCORDANCE WITH THE MEDALLION SIGNATURE GUARANTEE PROGRAM.




Date:



       ----------------------------                     ----------------------
       Secretary                                                President

                                     [SEAL
                                   OF ATLANTIC GULF
                            COMMUNITIES CORPORATION]



Countersigned:
AMERICAN STOCK TRANSFER & TRUST COMPANY
                           Rights Agent
By

                   Authorized Signature


                      ATLANTIC GULF COMMUNITIES CORPORATION



THIS RIGHTS CERTIFICATE IS TRANSFERABLE AND MAY BE COMBINED OR DIVIDED IN INTEGRAL MULTIPLES OF THREE AT THE OFFICE OF THE SUBSCRIPTION AGENT. RIGHTS HOLDERS SHOULD BE AWARE THAT IF THEY CHOOSE TO EXERCISE OR TRANSFER LESS THAN ALL OF THE RIGHTS EVIDENCED HEREBY, THEY MAY NOT RECEIVE A NEW RIGHTS CERTIFICATE IN SUFFICIENT TIME TO EXERCISE THE REMAINING RIGHTS EVIDENCED THEREBY.



FORM 1 - EXERCISE AND SUBCRIPTION: The undersigned irrevocably exercises Rights to subscribe for Units, each Unit consisting of a share of Series B 20% Cumulative Redeemable Convertible Preferred Stock, par value $.01 per share ("Series B Preferred Stock"), and warrants to purchase two shares of Common Stock, as indicated below, on the terms and subject to the conditions specified in the prospectus of ATLANTIC GULF COMMUNITIES CORPORATION dated August __, 1997 (the "Prospectus"), receipt of which is hereby acknowledged.



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(a) Number of Units subscribed for pursuant to the Basic Subscription Privilege
(which must be an integral multiple of three; one Right needed to subscribe for each Unit):_______________

(b) Number of Units subscribed for pursuant to the Oversubscription Privilege (which must be an integral multiple of three Unis): _________________(1)

(c) Total Subscription Price (total number of Units subscribed for pursuant to the Basic Subscription Privilege and Oversubscription Privilege times the Subscription Price of $10.00): $______________

        (1) The Oversubscription Privilege can be exercised by a Rights holder only if the Rights issued to such holder are exercised to the fullest extent possible.



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METHOD OF PAYMENT (CHECK ONE)

| | UNCERTIFIED CHECK. PLEASE NOTE THAT FUNDS PAID BY UNCERTIFIED PERSONAL CHECK MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR. ACCORDINGLY, REGISTERED OWNERS WHO WISH TO PAY THE SUBSCRIPTION PRICE BY MEANS OF AN UNCERTIFIED PERSONAL CHECK ARE URGED TO MAKE PAYMENT SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO ENSURE THAT SUCH PAYMENT IS RECEIVED AND CLEARS BY SUCH DATE, AND ARE URGED TO CONSIDER PAYMENT BY MEANS OF CERTIFIED OR CASHIER'S CHECK, MONEY ORDER OR WIRE TRANSFER OF FUNDS.

| | CERTIFIED CHECK OR BANK CHECK DRAWN ON A U.S. BANK OR MONEY ORDER PAYABLE TO AMERICAN STOCK TRANSFER & TRUST COMPANY.

| | WIRE TRANSFER DIRECTED TO THE ACCOUNT MAINTAINED BY AMERICAN STOCK TRANSFER & TRUST COMPANY AT CHASE MANHATTAN BANK, 55 WATER STREET, NEW YORK, NEW YORK 10041. ACCOUNT NO. ________; ABA NO. 021 000 021.


If the amount enclosed or transmitted is not sufficient to pay the Subscription Price for all Units that are stated to be subscribed for, or if the number of Units being subscribed for is not specified, the number of Units subscribed for will be assumed to be the maximum number that is an integral multiple of three and that could be subscribed for upon payment of such amount. If the amount enclosed or transmitted exceeds the Subscription Price for all Units that the undersigned has the right to purchase pursuant to the Subscription Privilege (the "Subscription Excess"), the Subscription Agent shall return the Subscription Excess to the subscriber without interest or deduction.



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| | FORM 2-CHECK HERE TO TRANSFER YOUR RIGHTS CERTIFICATE OR SOME OR ALL OF YOUR
RIGHTS EVIDENCED HEREBY OR TO EXERCISE OR SELL RIGHTS THROUGH YOUR BANK OR
BROKER: For value received, __________ Rights (which must be an integral multiple of three Rights) represented by this Rights Certificate are hereby assigned to (please print name, address and Social Security Number or Taxpayer
ID No. of transferees in full):


           Name:
                --------------------------------------------------------------

           Address:
                   -----------------------------------------------------------

           -------------------------------------------------------------------

           -------------------------------------------------------------------

           Social Security Number
           or Taxpayer ID No.:
                              ------------------------------------------------




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| | FORM 3 - DELIVERY INSTRUCTIONS: Name and/or address for mailing of any stock or Subscription Excess, if other than shown on the reverse hereof:

Name:
     -------------------------------------------

Address:
        ----------------------------------------

------------------------------------------------
               (Including Zip Code)

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IMPORTANT -- RIGHTS HOLDERS SIGN HERE AND, IF RIGHTS ARE EXERCISED,
COMPLETE SUBSTITUTE FORM W-9


                  -------------------------------------------

                  -------------------------------------------
                           (Signature(s) of Holder(s))

                  Dated:                                 1997
                        ---------------------------------

(Must be signed by the Rights holders(s) exactly as name(s) appear(s) on this Subscription Certificate. If signature is by trustee(s), executor(s), administrator(s), guradian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information. See Instructions).

                  Name(s)
                         -------------------------------------

                  --------------------------------------------
                                 (Please Print)

                  Capacity
                          ------------------------------------

                  Address
                         -------------------------------------

                  --------------------------------------------
                               (Including Zip Code)

                  Area Code and
                  Telephone Number
                                        ------------------------------
                                        (Home)

                                        ------------------------------
                                        (Business)


                  Tax Identification or
                  Social Security No.
                                        ------------------------------
                                        (Complete Substitute Form W-9)